UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 23, 2014
Date of Report (Date of earliest event reported)

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Fourth Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
(Address of principal executive offices, including zip code)

011-353-1-634-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On December 19, 2013, Jazz Pharmaceuticals Public Limited Company (“Jazz Pharmaceuticals” or the “Company”), Jazz Pharmaceuticals Italy S.p.A., a società per azioni incorporated in Italy (formerly known as Jazz Pharmaceuticals Italy S.r.l., a società a responsabilità limitata) (“Purchaser”) and a wholly-owned subsidiary of Jazz Pharmaceuticals, and Gentium S.p.A., a società per azioni incorporated in Italy (“Gentium”), entered into a Tender Offer Agreement (the “Tender Offer Agreement”) pursuant to which Jazz Pharmaceuticals and Purchaser commenced a tender offer to purchase all outstanding shares of ordinary stock, no par value per share (the “Ordinary Shares”), and all outstanding American Depositary Shares, each representing one Ordinary Share and evidenced by an American Depositary Receipt issued by The Bank of New York, as depositary (the “ADSs”), of Gentium, at a purchase price of $57.00 per Ordinary Share and per ADS (without duplication for Ordinary Shares underlying ADSs), net to the seller in cash, without interest thereon and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 23, 2013 (as amended or supplemented, the “Offer to Purchase”) and in the related ADS Letter of Transmittal (the “ADS Letter of Transmittal”) and Share Form of Acceptance (together with the ADS Letter of Transmittal and Offer to Purchase, as amended or supplemented from time to time, the “Offer”).
On January 24, 2014, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that as of the expiration of the Offer on January 22, 2014, 12,244,156 Ordinary Shares and ADSs were properly tendered and not withdrawn in Offer, represented approximately 79% of Gentium’s issued and outstanding Ordinary Shares and ADSs and 69% of the fully diluted number of Ordinary Shares and ADSs (in each case without duplication for Ordinary Shares underlying ADSs). All properly tendered Ordinary Shares and ADSs as of such date were accepted for payment, which was made in accordance with the terms of the Offer. Upon payment for the properly tendered Ordinary Shares and ADSs, the Company became the indirect majority shareholder of Gentium, thereby acquiring control of Gentium. Following the expiration of the Offer, and in accordance with the terms of the Tender Offer Agreement, Purchaser commenced a subsequent offering period of the Offer to acquire all remaining untendered Ordinary Shares and ADSs. The subsequent offering period expired on February 20, 2014 and Purchaser accepted and purchased an additional approximately 29% of the fully diluted Ordinary Shares and ADSs properly tendered during such subsequent offering period, resulting in total purchases pursuant to the Offer of approximately 98% of the fully diluted number of Ordinary Shares and ADSs as of February 21, 2014 (the “Gentium Acquisition”).
This Current Report on Form 8-K/A amends the Original Form 8-K to provide the consolidated financial statements of Gentium as required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The audited consolidated financial statements of Gentium as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, and the notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A The consent of the independent auditors of Gentium is attached hereto as Exhibit 23.1.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined statement of income for the year ended December 31, 2013, and the unaudited pro forma condensed combined balance sheet as of December 31, 2013, and the notes related thereto, each giving effect to the Gentium Acquisition, are included as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d) Exhibits

Exhibit Number	Description

2.1
Tender Offer Agreement, dated as of December 19, 2013, by and among Jazz Pharmaceuticals Public Limited Company, Jazz Pharmaceuticals Italy S.p.A. (formerly known as Jazz Pharmaceuticals Italy S.r.l.) and Gentium S.p.A. (incorporated by reference to Exhibit 2.1 in Jazz Pharmaceuticals plc’s current report on Form 8-K/A, as filed with the Securities and Exchange Commission on December 20, 2013).

10.1
Amendment No. 2, dated as of January 23, 2014, to the Credit Agreement, dated as of June 12, 2012, by and among Jazz Pharmaceuticals, Inc., Jazz Financing I Limited and Jazz Pharmaceuticals Ireland Limited, as borrowers, Jazz Pharmaceuticals Public Limited Company, as guarantor, the Lenders thereto and Barclays Bank PLC, as Administrative Agent, Collateral Agent, L/C Issuer and Swing Line Lender (incorporated by reference to Exhibit 10.32 in Jazz Pharmaceuticals plc’s annual report on Form 10-K, as filed with the Securities and Exchange Commission on February 25, 2013).

23.1	Consent of Reconta Ernst & Young S.p.A.
99.1	Audited consolidated financial statements of Gentium S.p.A as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, and the notes related thereto.
99.2	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2013 and the notes related thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

By:	/s/ Karen J. Wilson
Karen J. Wilson
Senior Vice President, Finance
(Principal Accounting Officer)

Date: March 31, 2014

EXHIBIT INDEX

Exhibit Number	Description

2.1
Tender Offer Agreement, dated as of December 19, 2013, by and among Jazz Pharmaceuticals Public Limited Company, Jazz Pharmaceuticals Italy S.p.A. (formerly known as Jazz Pharmaceuticals Italy S.r.l.) and Gentium S.p.A. (incorporated by reference to Exhibit 2.1 in Jazz Pharmaceuticals plc’s current report on Form 8-K/A, as filed with the Securities and Exchange Commission on December 20, 2013).

10.1
Amendment No. 2, dated as of January 23, 2014, to the Credit Agreement, dated as of June 12, 2012, by and among Jazz Pharmaceuticals, Inc., Jazz Financing I Limited and Jazz Pharmaceuticals Ireland Limited, as borrowers, Jazz Pharmaceuticals Public Limited Company, as guarantor, the Lenders thereto and Barclays Bank PLC, as Administrative Agent, Collateral Agent, L/C Issuer and Swing Line Lender (incorporated by reference to Exhibit 10.32 in Jazz Pharmaceuticals plc’s annual report on Form 10-K, as filed with the Securities and Exchange Commission on February 25, 2013).

23.1	Consent of Reconta Ernst & Young S.p.A.
99.1	Audited consolidated financial statements of Gentium S.p.A as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, and the notes related thereto.
99.2	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2013 and the notes related thereto.